Exhibit 5.1

[Letterhead of]

CRAVATH, SWAINE & MOORE LLP

[New York Office]

March 10, 2017

Toll Brothers, Inc.

$300,000,000 4.875% Senior Notes due 2027

Ladies and Gentlemen:

We have acted as counsel to Toll Brothers, Inc., a Delaware corporation (the “Company”), and Toll Brothers Finance Corp., a Delaware corporation (the “Issuer”), in connection with the public offering and sale by the Issuer of $300,000,000 aggregate principal amount of 4.875% Senior Notes due 2027 (the “Senior Notes”) to be issued under the Indenture dated as of February 7, 2012 (the “Base Indenture”), by and among the Issuer, the Guarantors (as defined below) and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the authorizing resolution dated March 10, 2017 (the “Authorizing Resolution” and, together with the Base Indenture, the “Indenture”). The Senior Notes will be on the date hereof guaranteed (the “Guarantees”) by the entities set forth on Schedule I hereto (collectively, the “Delaware Guarantors”), by the entities set forth on Schedule II hereto (collectively, the “New York Guarantors” and, together with the Delaware Guarantors, the “Covered Guarantors”) and by the entities set forth on Schedule III hereto (the “Other Guarantors” and, together with the Covered Guarantors, the “Guarantors”).

In that connection, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate records and other instruments as we have deemed necessary or appropriate for the purposes of this opinion, including: (a) the Certificate of Incorporation of the Issuer and the Company, as amended; (b) the By-laws of the Issuer and the Company, as amended; (c) the Omnibus Written Consent of (i) all of the members of the boards of directors of the corporations listed on Schedule I thereto and (ii) the person or persons authorized to act (whether directly, or indirectly through a Guarantor) with regard thereto on behalf of one or more of the entities listed on Schedule II thereto, in each case duly adopted by unanimous consent on March 6, 2017; the Action Taken by Unanimous Written Consent of the Board of Directors of the Issuer, duly adopted on March 6, 2017; the Public Debt and Equity Securities Committee Charter of the Board of Directors of the Company, duly adopted on June 17, 2009; the resolutions of the Public Debt and Equity Securities Committee of the Company, duly adopted on March 6, 2017; the Action Taken by Unanimous Written Consent of a committee of the Board of Directors of the Company, duly adopted on March 7, 2017; the Pricing Resolutions of the Board of Directors of the Issuer, duly adopted on March 7, 2017; and the Joint Action of the Persons Authorized to Act on Behalf of each of the Issuer, the Company and the Guarantors duly adopted on March 10, 2017, pursuant to which the Authorizing Resolutions were adopted; (d) the Registration Statement on Form S-3 (Registration No. 333-202046) filed with the Securities and Exchange Commission (the “Commission”) on February 12, 2015, as amended by Post-Effective Amendment No. 1 thereto on October 27, 2015 and by Post-Effective Amendment No. 2 thereto on March 7, 2017(the “Registration Statement”), for registration under the Securities Act of 1933, as amended (the “Securities Act”), of an unlimited aggregate amount of various securities of the Company, the Issuer or certain other subsidiaries of the Company, to be issued from time to time by the Company, the Issuer or such subsidiaries; (e) the related Prospectus dated February 12, 2015 (together with the documents incorporated therein by reference, the “Basic Prospectus”); (f) the Prospectus Supplement dated March 7, 2017, filed with the Commission pursuant to Rule 424(b) of the General Rules and Regulations under the Securities Act (together with the Basic Prospectus and the documents incorporated by reference therein, the “Prospectus”); (g) the Pricing Term Sheet dated March 7, 2017, filed with the Commission pursuant to Rule 433 of the General Rules and Regulations under the Securities Act; (h) the Underwriting Agreement dated March 7, 2017(the “Underwriting Agreement”), among the Issuer, the Company and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Mizuho Securities USA Inc., SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters names therein; and (i) the Indenture (including the First through Thirteenth Supplemental Indentures thereof) and the forms of the Senior Notes and Guarantees.

As to various questions of fact material to this opinion, we have relied upon representations of officers or directors of the Issuer and the Company and documents furnished to us by the Issuer and the Company without independent verification of their accuracy. We have also assumed (a) with your consent and without independent investigation or verification, the genuineness of all signatures, the legal capacity and competency of all natural persons, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as duplicates or copies, (b) that the Indenture has been duly authorized, executed and delivered by, and represents a legal, valid and binding obligation of, the Trustee and (c) that the Guarantees have been duly authorized, executed and delivered by each of the Other Guarantors.

Based on the foregoing and subject to the qualifications set forth herein, we are of opinion that, when the Senior Notes are authenticated in accordance with the provisions

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of the Indenture and delivered and paid for, (i) the Senior Notes will constitute legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms and entitled to the benefits of the Indenture (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law) and (ii) the Guarantees will constitute legal, valid and binding obligations of the Guarantors entitled to the benefits of the Guarantees and enforceable against the Guarantors in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).

We are admitted to practice in the State of New York, and we express no opinion as to matters governed by any laws other than the laws of the State of New York, the Delaware General Corporation Law, the Delaware Revised Uniform Limited Partnership Act, the Delaware Limited Liability Company Act and the Federal laws of the United States of America.

We hereby consent to the filing of this opinion with the Commission as an exhibit to the Registration Statement. We also consent to the reference to our firm under the caption “Legal Matters” in the prospectus supplement forming a part of the Registration Statement. In giving this consent, we do not thereby admit that we are included in the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission.

Very truly yours,
/s/ Cravath, Swaine & Moore LLP

Toll Brothers, Inc.
250 Gibraltar Road
Horsham, Pennsylvania 19044

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Schedule I – Delaware Guarantors

134 Bay Street LLC

Amwell Chase, Inc.

Ashford Land Company, L.P.

Component Systems I LLC

Component Systems II LLC

ESE Consultants, Inc.

Fairway Valley, Inc.

First Brandywine Investment Corp. II

First Brandywine Investment Corp. IV

First Brandywine LLC I

First Brandywine LLC II

First Brandywine Partners, L.P.

First Huntingdon Finance Corp.

Franklin Farms G.P., Inc.

Hoboken Land I LLC

Hockessin Chase, L.P.

Liseter, LLC

MA Limited Land Corporation

Morgan Street JV LLC

Plum Canyon Master LLC

PRD Investors, Inc.

PRD Investors, LLC

Rancho Costera LLC

Shapell Hold Properties No. 1, LLC

Shapell Homes, Inc.

Shapell Industries, Inc.

Shapell Land Company, LLC

TB Kent Partners LLC

TB Proprietary Corp.

Tenby Hunt, Inc.

Toll Architecture I, P.A.

Toll Architecture, Inc.

Toll AZ GP Corp.

Toll Bros., Inc.

Toll Brothers Canada USA, Inc.

Toll Brothers, Inc.

Toll Buckeye Corp.

Toll CA Holdings, Inc.

Toll Centennial Corp.

Toll Corners LLC

Toll Corp.

Toll DE II LP

Toll DE LP

Toll Diamond Corp.

Toll EB, LLC

Toll Equipment, L.L.C.

Toll Golden Corp.

Toll Granite Corp.

Toll Hoboken LLC

Toll Holdings, Inc.

Toll Land Corp. No. 10

Toll Land Corp. No. 20

Toll Land Corp. No. 43

Toll Land Corp. No. 50

Toll MA Holdings LLC

Toll MA Land II GP LLC

Toll Mid-Atlantic LP Company, Inc.

Toll Mid-Atlantic Note Company, Inc.

Toll Midwest LLC

Toll Midwest Note Company, Inc.

Toll Morgan Street LLC

Toll NJX-I Corp.

Toll Northeast LP Company, Inc.

Toll Northeast Note Company, Inc.

Toll Northeast Services, Inc.

Toll Palmetto Corp.

Toll Realty Holdings Corp. I

Toll Realty Holdings Corp. II

Toll Realty Holdings LP

Toll Southeast LP Company, Inc.

Toll Southeast Note Company, Inc.

Toll Southwest LLC

Toll Southwest Note Company, Inc.

Toll TX GP Corp.

Toll VA GP Corp.

Toll VA L.L.C.

Toll VA Member Two, Inc.

Toll West Coast LLC

Toll WestCoast Note Company, Inc.

Upper K Investors, Inc.

Upper K Investors, LLC

Upper K-Shapell, LLC

Byers Commercial LLC

Toll West Coast II LLC

Toll Southwest II LLC

Schedule II – New York Guarantors

110-112 Third Ave. Realty Corp.

353-357 Broadway LLC

353-357 Broadway Member LLC

89 Park Avenue LLC

Toll at Whippoorwill, L.P.

Toll Brooklyn L.P.

Toll Land V Limited Partnership

Toll Land VI Limited Partnership

Toll Land VII LLC

Toll Lexington LLC

Toll NY II LLC

Toll NY III L.P.

Toll NY IV L.P.

Toll NY V L.P.

Toll NY L.P.

Toll Peppertree, Inc.

Toll Van Wyck, LLC

Schedule III – Other Guarantors

Toll Bros. of Arizona, Inc.

Toll Brothers AZ Construction Company

Toll Brothers AZ Limited Partnership

Toll Prasada LLC

Toll CO GP Corp.

Toll CO I LLC

Toll CO II, L.P.

Toll CO III, L.P.

Toll CO, L.P.

Southport Landing Limited Partnership

Toll CT II Limited Partnership

Toll CT III Limited Partnership

Toll CT IV Limited Partnership

Toll CT Limited Partnership

Toll Glastonbury LLC

Toll Land XVIII Limited Partnership

Binks Estates Limited Partnership

Frenchman’s Reserve Realty, LLC

Jacksonville TBI Realty LLC

Mizner Realty, L.L.C.

Naples TBI Realty, LLC

Orlando TBI Realty LLC

Tampa TBI Realty LLC

TBI/Palm Beach Limited Partnership

Toll Estero Limited Partnership

Toll FL GP Corp.

Toll FL I, LLC

Toll FL II Limited Partnership

Toll FL III Limited Partnership

Toll FL IV Limited Partnership

Toll FL IV LLC

Toll FL Limited Partnership

Toll FL V Limited Partnership

Toll FL V LLC

Toll FL VI Limited Partnership

Toll FL VII Limited Partnership

Toll FL VIII Limited Partnership

Toll FL X Limited Partnership

Toll FL XII Limited Partnership

Toll FL XIII Limited Partnership

Toll Ft. Myers Limited Partnership

Toll Jacksonville Limited Partnership

Toll Jupiter LLC

Toll Orlando Limited Partnership

Toll GA GP Corp.

Toll GA LP

Toll ID I LLC

Toll IL GP Corp.

Toll IL HWCC, L.P.

Toll IL II, L.P.

Toll IL III, L.P.

Toll IL IV, L.P.

Toll IL WSB, L.P.

Toll IL, L.P.

Toll IN LLC

Long Meadows TBI, LLC

Toll MD AF Limited Partnership

Toll MD Builder Corp.

Toll MD Builder I, L.P.

Toll MD I, L.L.C.

Toll MD II Limited Partnership

Toll MD II LLC

Toll MD III Limited Partnership

Toll MD III LLC

Toll MD IV Limited Partnership

Toll MD IV LLC

Toll MD IX Limited Partnership

Toll MD Limited Partnership

Toll MD V Limited Partnership

Toll MD VI Limited Partnership

Toll MD VII Limited Partnership

Toll MD VIII Limited Partnership

Toll MD X Limited Partnership

Toll MD XI Limited Partnership

CC Estates Limited Partnership

The Bird Estate Limited Partnership

Toll MA I LLC

Toll MA II LLC

Toll MA III LLC

Toll MA IV LLC

Toll MA Development LLC

Toll MA Land Limited Partnership

Toll MA Management LLC

Toll MA Land III Limited Partnership

Arbor Hills Development LLC

HQZ Acquisitions, Inc.

SH Homes Corporation

SI Investment Corporation

Silverman-Toll Limited Partnership

The Silverman Building Companies, Inc.

Toll Development Company, Inc.

Toll MI GP Corp.

Toll MI II Limited Partnership

Toll MI III Limited Partnership

Toll MI IV Limited Partnership

Toll MI Limited Partnership

Toll MI V Limited Partnership

Toll MI VI Limited Partnership

Toll MN GP Corp.

Toll MN II, L.P.

Toll MN, L.P.

Coleman-Toll Limited Partnership

Toll Henderson LLC

Toll North LV LLC

Toll North Reno LLC

Toll NV GP Corp.

Toll NV GP I LLC

Toll NV Holdings LLC

Toll NV Limited Partnership

Toll South LV LLC

Toll South Reno LLC

Toll SW Holding I Corp.

Toll SW Holding LLC

Toll NH GP Corp.

126-142 Morgan Street Urban Renewal LLC

1400 Hudson LLC

1450 Washington LLC

1500 Garden St. LLC

700 Grove Street Urban Renewal, LLC

Block 255 LLC

Block 268 LLC

CWG Construction Company LLC

Estates at Princeton Junction, L.P.

Hoboken Cove LLC

Hoboken Land LP

Laurel Creek, L.P.

PT Maxwell Holdings, LLC

PT Maxwell, L.L.C.

Regency at Denville LLC

Enclave at Long Valley I LLC

Enclave at Long Valley II LLC

Regency at Washington I LLC

Regency at Washington II LLC

Toll at Westlake, L.P.

Toll Grove LP

Toll Hudson LP

Toll Land IV Limited Partnership

Toll Land XI Limited Partnership

Toll Land XVI Limited Partnership

Toll Land XXV Limited Partnership

Toll NJ Builder I, L.P.

Toll NJ I, L.L.C.

Toll NJ II, L.L.C.

Toll NJ II, L.P.

Toll NJ III, L.P.

Toll NJ III, LLC

Toll NJ IV, L.P.

Toll NJ V, L.P.

Toll NJ VI, L.P.

Toll NJ VII, L.P.

Toll NJ VIII, L.P.

Toll NJ XI, L.P.

Toll NJ XII LP

Toll NJ, L.P.

1451 Hudson LLC

Toll NJ IV LLC

Brier Creek Country Club I LLC

Brier Creek Country Club II LLC

NC Country Club Estates Limited Partnership

Toll at Brier Creek Limited Partnership

Toll Bros. of North Carolina II, Inc.

Toll Bros. of North Carolina III, Inc.

Toll Bros. of North Carolina, Inc.

Toll NC GP Corp.

Toll NC I LLC

Toll NC II LP

Toll NC III LP

Toll NC IV LLC

Toll NC Note II LLC

Toll NC Note LLC

Toll NC, L.P.

Toll OH GP Corp.

Audubon Ridge, L.P.

Broad Run Associates, L.P.

Cold Spring Hunt, L.P.

Goshen Road Land Company LLC

Greens at Waynesborough, L.P.

Hatboro Road Associates LLC

Liseter Land Company LLC

Springton Pointe, L.P.

Stone Mill Estates, L.P.

Swedesford Chase, L.P.

Toll Bros., Inc.

Toll Brothers Real Estate, Inc.

Toll Land Corp. No. 6

Toll Naval Associates

Toll PA Builder Corp.

Toll PA Development LP

Toll PA GP Corp.

Toll PA Management LP

Toll PA II GP Corp.

Toll PA II, L.P.

Toll PA III GP Corp.

Toll PA III, L.P.

Toll PA IV, L.P.

Toll PA IX, L.P.

Toll PA V, L.P.

Toll PA VI, L.P.

Toll PA VIII, L.P.

Toll PA X, L.P.

Toll PA XI, L.P.

Toll PA XII, L.P.

Toll PA XIII, L.P.

Toll PA XIV, L.P.

Toll PA XV, L.P.

Toll PA XVI, L.P.

Toll PA XVII, L.P.

Toll PA XVIII, L.P.

Toll PA XIX, L.P.

Toll PA, L.P.

Village Partners, L.P.

Byers Commercial LP

Toll PA Twin Lakes LLC

Toll RI GP Corp.

Toll RI II, L.P.

Toll RI, L.P.

Toll Vanderbilt II LLC

Vanderbilt Capital LLC

Toll SC GP Corp.

Toll SC II, L.P.

Toll SC III, L.P.

Toll SC IV, L.P.

Toll SC, L.P.

Toll TN GP Corp.

Toll Austin TX LLC

Toll Austin TX II LLC

Toll Austin TX III LLC

Toll BBC II LLC

Toll BBC LLC

Toll Bros., Inc.

Toll Dallas TX LLC

Toll Houston Land LLC

Toll Houston TX LLC

Toll San Antonio TX LLC

Toll TX Note LLC

Belmont Country Club I LLC

Belmont Country Club II LLC

Belmont Land, L.P.

Dominion Country Club, L.P.

Dominion Valley Country Club I LLC

Dominion Valley Country Club II LLC

Fairfax Investment, L.P.

Loudoun Valley Associates, L.P.

Martinsburg Ventures, L.L.C.

Regency at Dominion Valley LLC

South Riding Amberlea LP

South Riding Partners Amberlea LP

South Riding Partners, L.P.

South Riding Realty LLC

South Riding, L.P.

SR Amberlea LLC

SRLP II LLC

The Regency Golf Club I LLC

The Regency Golf Club II LLC

Toll Cedar Hunt LLC

Toll Land IX Limited Partnership

Toll Land X Limited Partnership

Toll Land XV Limited Partnership

Toll Land XXI Limited Partnership

Toll Stratford LLC

Toll VA II, L.P.

Toll VA III L.L.C.

Toll VA III, L.P.

Toll VA IV, L.P.

Toll VA V, L.P.

Toll VA VI, L.P.

Toll VA VII, L.P.

Toll VA VIII, L.P.

Toll VA, L.P.

Virginia Construction Co. I, LLC

Virginia Construction Co. II, LLC

Toll WA GP Corp.

Toll WA LP

Toll WV GP Corp.

Toll WV LP

Arbors Porter Ranch, LLC

Placentia Development Company, LLC

Porter Ranch Development Co.

Sorrento at Dublin Ranch I LP

Sorrento at Dublin Ranch III LP

Toll CA GP Corp.

Toll CA I LLC

Toll CA II, L.P.

Toll CA III LLC

Toll CA III, L.P.

Toll CA IV, L.P.

Toll CA IX, L.P.

Toll CA Note II LLC

Toll CA V, L.P.

Toll CA VI, L.P.

Toll CA VII, L.P.

Toll CA VIII, L.P.

Toll CA X, L.P.

Toll CA XI, L.P.

Toll CA XII, L.P.

Toll CA XIX, L.P.

Toll CA XX, L.P.

Toll CA, L.P.

Toll Land XIX Limited Partnership

Toll Land XX Limited Partnership

Toll Land XXII Limited Partnership

Toll Land XXIII Limited Partnership

Toll Stonebrae LP

Toll YL II, L.P.

Toll YL, Inc.

Toll-Dublin, L.P.

Toll-Dublin, LLC